Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE
EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT
THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES
THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 5

to

JOINT DEVELOPMENT AGREEMENT

between

BMW OF NORTH AMERICA, LLC

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

USA

hereinafter referred to as "BMW"

and

SOLID POWER OPERATING, INC.

486 S. Pierce Ave., Suite E

Louisville, CO 80027

USA

hereinafter referred to as "Solid Power"

This Amendment No. 5 to Joint Development Agreement (this “Amendment”), is effective as of latest signature date (the “Effective Date”), and is between Solid Power Operating, Inc., with a principal place of business at 486 S. Pierce Ave., Suite E, Louisville, CO 80027, USA (“Solid Power”), and BMW of North America, LLC, a Delaware limited liability company with a principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, USA (“BMW”, and together with Solid Power, the “Parties”). The Parties entered into a Joint Development Agreement on July 1, 2017 (“Original JDA”), which was subsequently amended on February 18, 2021 (“Amendment No. 1”), March 22, 2021 (“Amendment No. 2”), November 1, 2021 (“Amendment No. 3”), and November 1, 2022 (“Amendment No. 4,” and, collectively with the Original JDA, Amendment No. 1, Amendment No. 2, and Amendment No. 3, the “JDA”). The Parties desire that the JDA shall be amended as set forth in this Amendment.

Purpose: Solid Power and BMW are negotiating an amendment to the JDA to provide for, among other things, an updated statement of work and an extension of the JDA Project. Due to the JDA expiring on June 30, 2024, Solid Power and BMW desire to extend the JDA Project while the parties negotiate in good faith an extension to the JDA (“JDA Extension”). The purpose of this Amendment is to (i) extend the term of the JDA and (ii) revise the payment schedule within Section E of Annex 1 of Amendment No. 4.

1.	Section 8.1 of the Original JDA and Section 9 of Amendment No. 1 are each hereby deleted and replaced in their entirety with the following:

Term. Except as otherwise provided in this Agreement, the JDA Project shall terminate on September 30, 2024.

2.	It is hereby clarified that all compensations included within Amendment No. 4 have been, or will be settled by June 30, 2024, except for the final payment of $4,500,000 (January 1, 2024 – June 30, 2024) (“Final Payment”). Solid Power and BMW agree that BMW shall pay Solid Power $4,425,000 as partial satisfaction of the Final Payment, which amount shall be paid to Solid Power by June 30, 2024. The remaining amount of $75,000 due for the Final Payment, which is still open as [* * *], shall be due on or before June 30, 2025 when [* * *]. This payment requirement will be included in the JDA Extension.

ALL OTHER TERMS AND CONDITIONS IN THE JDA AND ANNEXES TO THE JDA REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Amendment as of the Effective Date.

Solid Power Operating, Inc.	BMW of North America, LLC

/s/ John Van Scoter	/s/ Stefan J. Sedlmaier
Signature	Signature
John Van Scoter	Stefan J. Sedlmaier
Printed Name	Printed Name
President and Chief Executive Officer	Senior Battery Technology Expert
Title	Title

/s/ Derek Johnson	/s/ Claus Dorrer
Signature	Signature
Derek Johnson	Claus Dorrer
Printed Name	Printed Name
Chief Operating Officer	VP Head of BMW GroupTechnology Office USA
Title	Title